UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2017

MEC Incorporated
(Exact name of registrant as specified in its charter)

Wyoming	000-55296	20-1884354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Investment Blvd, Suite 125, El Dorado Hills, CA 95762

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (844) 693-2432

MyECheck, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On April 4, 2017, MEC Incorporated (the “Company”) dismissed Sadler, Gibb & Associates, LLC (“SGA”) as the Company’s independent registered public accounting firm. The decision to change the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors. SGA has not issued a report on our financial statements.

During the Company’s two most recent fiscal years ended December 31, 2016 and December 31, 2015, and during the subsequent interim period through April 5, 2017, (i) there were no disagreements with SGA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to SGA’s satisfaction, would have caused SGA to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided SGA with a copy of the disclosures in this report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that SGA furnish us with a letter addressed to the SEC stating whether or not it agrees with the statements in this report. On April 4, 2017, the Company received SGA’s response letter; a copy of that letter is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm.

Contemporaneous with the decision to dismiss SGA, the Company engaged SD Mayer & Associates, LLP (“SDM”) as the Company's independent registered public accounting firm effective immediately.

During the two most recent fiscal years ended December 31, 2016 and December 31, 2015. and during the subsequent interim period through April 5, 2017, neither the Company nor anyone on its behalf consulted SDM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that SDM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Sadler, Gibb & Associates, LLP dated April 4, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEC INCORPORATED

Date: April 11, 2017	By:	/s/ Edward R. Starrs
	Name:	Edward R. Starrs
	Title:	Chief Executive Officer

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